                                                                    EXHIBIT 99.1


                               SUBJECT TO REVISION
                      SERIES TERM SHEET, DATED MAY __, 2002

                                 $1,108,000,000

                   TOYOTA AUTO RECEIVABLES 2002-B OWNER TRUST

                      TOYOTA AUTO FINANCE RECEIVABLES LLC,
                                     SELLER

                        TOYOTA MOTOR CREDIT CORPORATION,
                                    SERVICER


                 $387,000,000 __% ASSET BACKED NOTES, CLASS A-2
                 $457,000,000 __% ASSET BACKED NOTES, CLASS A-3
                 $264,000,000 __% ASSET BACKED NOTES, CLASS A-4

The trust will issue the following notes:

---------------------------------------------------------------------------------------------------------------------
                                  INITIAL PRINCIPAL    INTEREST     ACCRUAL       FIRST INTEREST    FINAL SCHEDULED
                                       AMOUNT           RATE        METHOD(2)      PAYMENT DATE      PAYMENT DATE
                                  -----------------   ---------    -----------    --------------    -----------------
  Class A-1 Notes(1)..........       $444,000,000     [_______]%    Actual/360     June 17, 2002      June 16, 2003
  Class A-2 Notes.............       $387,000,000     [_______]%      30/360       June 17, 2002    December 15, 2004
  Class A-3 Notes.............       $457,000,000     [_______]%      30/360       June 17, 2002      June 15, 2006
  Class A-4 Notes.............       $264,000,000     [_______]%      30/360       June 17, 2002      May 15, 2009
---------------------------------------------------------------------------------------------------------------------

(1) The Class A-1 Notes will not be offered to third party investors at this time. This term sheet is not an offer to sell or the solicitation of an offer to buy the Class A-1 Notes.

(2) Interest generally will accrue on the Class A-1 Notes from payment date to payment date, and on the Class A-2, Class A-3 and Class A-4 Notes from the 15th day of each month to the 15th day of the succeeding month.


        The notes are asset backed securities issued by the trust. The notes are not obligations of Toyota Motor Credit Corporation, Toyota Auto Finance Receivables LLC, Toyota Motor Sales, U.S.A., Inc., Toyota Financial Services Corporation, Toyota Financial Services Americas Corporation, or any of their respective affiliates. Neither the notes nor the receivables are insured or guaranteed by any governmental agency.

        This term sheet contains structural and collateral information about the notes, but does not contain complete information about the offering of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. Sales of notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or prospectus, the statements in the prospectus supplement and prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the notes. If the offer, solicitation or sale of the notes in any jurisdiction would be unlawful before the notes are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the notes in that jurisdiction.

        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE NOTES OR DETERMINED THAT THIS TERM SHEET IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            JOINT GLOBAL COORDINATORS
DEUTSCHE BANK SECURITIES                                     MERRILL LYNCH & CO.

                                   CO-MANAGERS
BANK OF AMERICA SECURITIES LLC
             GUZMAN & COMPANY
                         JP MORGAN
                                 MORGAN STANLEY
                                         SALOMON SMITH BARNEY
                                                THE WILLIAMS CAPITAL GROUP, L.P.

                                SUMMARY OF TERMS

        The following information highlights selected information that will be contained in and described in greater detail in the final prospectus supplement and prospectus and provides a general overview of the terms of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. To understand all of the terms of the offering of the notes, you should read carefully the prospectus supplement and the prospectus. Both documents contain information you should consider when making your investment decision.

ISSUER

    Toyota Auto Receivables 2002-B Owner Trust.

SELLER

    Toyota Auto Finance Receivables LLC ("TAFR LLC").

SERVICER

    Toyota Motor Credit Corporation ("TMCC").

INDENTURE TRUSTEE

    The Bank of New York.

OWNER TRUSTEE

    U.S. Bank Trust National Association.

CLOSING DATE

    On or about May 23, 2002.

CUTOFF DATE

    April 1, 2002.

THE NOTES

    Class A-1 [___]% Asset Backed Notes in the aggregate initial principal amount of $444,000,000.

    The Class A-1 Notes will not be offered to third party investors at this time. This term sheet is not an offer to sell or the solicitation of an offer to buy the Class A-1 Notes.

    Class A-2 [___]% Asset Backed Notes in the aggregate initial principal amount of $387,000,000.

    Class A-3 [___]% Asset Backed Notes in the aggregate initial principal amount of $457,000,000.

    Class A-4 [___]% Asset Backed Notes in the aggregate initial principal amount of $264,000,000.

THE SUBORDINATED SELLER'S INTEREST

    The trust will also issue to TAFR LLC, as the seller, in certificated form, a fractional undivided interest in the trust that includes the right to payment on each payment date to the extent specified in this term sheet of certain available amounts in excess of those necessary to make payments on the notes, fund the reserve account or pay amounts due to the holder of the revolving liquidity note.

    This fractional undivided interest will be deemed to have a principal balance of $48,001,788 as of the closing date, that will be reduced by the amounts distributed to TAFR LLC in respect thereof as described below under "E. Payment Priorities--5. Principal Amount of Subordinated Seller's Interest". This fractional undivided interest will not bear interest and is not offered by this term sheet.

THE RECEIVABLES

    On the closing date the trust will purchase a pool of new and used automobile and light duty truck retail installment sales contracts originated by Toyota and Lexus dealers having an aggregate principal balance of approximately $1,600,001,788 as of the cutoff date. These contracts are referred to as the "receivables." The receivables were sold by the dealers to TMCC and will be resold by TMCC to TAFR LLC, who will sell them to the trust. Additional information about the receivables follows this summary section.

TERMS OF THE SECURITIES

A.  PAYMENT DATES

    The fifteenth day of each month or, if the fifteenth day of the month is not a business day, the next business day, commencing June 17, 2002.

B.  COLLECTION PERIODS

    The calendar month preceding the related payment date, except that with respect to the first payment date the collection period will be the period from the cutoff date to the last day of the calendar month preceding such payment date.

C.  INTEREST RATES

    The Class A Notes will bear interest for each interest accrual period at the fixed annual interest rates to be specified on the cover of the final prospectus supplement.

    The fractional undivided interest in the trust retained by TAFR LLC will not bear interest.

D.  INTEREST ACCRUAL

    The Class A-1 Notes will accrue interest on an actual/360 basis from (and including) a payment date to (but excluding) the next payment date, except that the first interest accrual period will be from (and including) the closing date to (but excluding) June 17, 2002.

    The Class A-2, Class A-3 and Class A-4 Notes will accrue interest on a 30/360 basis from (and including) the 15th day of each calendar month to (but excluding) the 15th day of the succeeding calendar month, except that the first interest accrual period will be from (and including) the closing date to (but excluding) June 15, 2002.

E.  PAYMENT PRIORITIES

    In general, noteholders are entitled to receive payments of interest and principal from the trust only to the extent that net collections on the receivables, advances and reimbursements of advances by the servicer, and any amounts drawn under the revolving liquidity note or, if applicable, amounts withdrawn from the reserve account are sufficient to make the payments described below in the order of priority described below.

    On each payment date, the trust will make payments from net collections on the receivables received during the related collection period and, if necessary, from amounts drawn down under the revolving liquidity note (or, if applicable, withdrawn from the reserve account).

    Advances made by the servicer will be included in collections, and reimbursements of servicer advances will be deducted from collections before any payments are made. The trust will make payments in the following order of priority:

        1.     Servicing Fee--The servicing fee payable to the servicer;

        2. Class A Note Interest--Accrued and unpaid interest on the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, together with any amounts that were to be paid pursuant to this clause 2 on any prior payment date but were not paid because sufficient funds were not available to make such payment (with interest accrued on such unpaid amounts at the related Note interest rate);

        3. Class A Note Principal--(i) To the Class A-1 Notes until the principal amount thereof is reduced to zero, an amount equal to the excess, if any, of (x) the principal balance of the receivables as of the end of the collection period preceding the related collection period (or, in the case of the first collection period, as of the cutoff date) over (y) the principal balance of the receivables as of the end of the related collection period, together with any amounts that were to be paid pursuant to this clause 3(i) on any prior payment date but were not paid because sufficient funds were not available to make such payment (the "principal distribution amount");

               (ii) after the principal amount of the Class A-1 Notes is reduced to zero, to the Class A-2 Notes until the principal amount of the Class A-2 Notes is reduced to zero, then to the Class A-3 Notes until the principal amount of the Class A-3 Notes is reduced to zero, and then to the Class A-4 Notes until the principal amount of the Class A-4 Notes is reduced to zero, either (x) an amount sufficient to reduce the aggregate outstanding principal amount of Class A Notes to an amount equal to the product of the noteholders' percentage and the outstanding principal balance of the receivables as of the last day of the related collection period or (y) if delinquencies or chargeoffs exceed specified levels, or if there is an event of default under the Indenture that results in acceleration of the notes, all remaining amounts up to the principal distribution amount, the "noteholders' percentage" for any payment date being the percentage equivalent of a fraction, the numerator of which is the aggregate of the principal balances of the Class A-2, Class A-3 and Class A-4 Notes as of the closing date, and the denominator of which is the aggregate of such principal balances plus the principal amount of the subordinated seller's interest as of the closing date, except that following (a) the cessation of delinquencies or chargeoffs exceeding specified levels or (b) the rescission of an acceleration of the notes after an event of default, the noteholders' percentage for subsequent payment dates is the lesser of (x) the percentage equivalent of a fraction the numerator of which is the aggregate of the outstanding principal balances of the Class A-2, Class A-3 and Class A-4 Notes as of such payment date (prior to making any distributions on such payment date) and the denominator of which is the outstanding principal balance of the receivables as of the end of the previous collection period and (y) the noteholders' percentage for the previous payment date; and

               (iii) if there is an event of default under the indenture that results in acceleration of the notes and unless and until such acceleration has been rescinded, all remaining amounts will be distributed to all outstanding Class A Notes on a pro rata basis until their respective principal amounts have been reduced to zero;

        4. Reserve Account Deposit and/or Revolving Liquidity Note Repayment--To the extent the reserve account is required to be funded and amounts then on deposit therein are less than the specified reserve account balance described below under "G. Revolving Liquidity Note and Reserve Account", to the reserve account until the amount on deposit therein equals such specified reserve account balance, and thereafter, if amounts have been drawn under the revolving liquidity note as described below under "G. Revolving Liquidity Note and Reserve Account", to Toyota Motor Credit Corporation in repayment of such amounts, and then in respect of any accrued and unpaid interest on amounts so drawn;

        5. Principal Amount of Subordinated Seller's Interest--On any payment date on and after the payment date on which the principal amount of the Class A-1 Notes has been reduced to zero (but not on any payment date that occurs during the period when delinquencies or chargeoffs exceed specified levels or following an event of default under the indenture that results in the acceleration of the notes unless and until such acceleration has been rescinded), an amount sufficient to reduce the outstanding principal amount of the subordinated seller's interest to an amount equal to the product of the subordinated seller's interest percentage and the outstanding principal balance of the receivables as of the last day of the related collection period (for such purposes, the "subordinated seller's interest percentage" for any payment date is 100% minus the noteholders' percentage for such payment date); and

        6. Excess Amounts--Any remaining amounts will be distributed to TAFR LLC in respect of its fractional undivided interest in the trust without further reduction of the principal amount of the subordinated seller's interest.

    To the extent there is an event of default under the Indenture that results in acceleration of the notes, the "E. Payment Priorities" above will be revised so that principal for all outstanding Class A Notes will be paid on a pro rata basis, rather than sequentially.

    Under those circumstances, the amounts available to make payments to any class of Class A Notes may be reduced based on the sufficiency of proceeds from the liquidation of the assets of the trust.

F.  SUBORDINATION

    As long as any Class A Notes remain outstanding, on each payment date (i) all deposits into the reserve account will be subordinated to payments of interest on and principal of the Class A Notes, (ii) repayment of amounts drawn under the revolving liquidity note (and interest accrued thereon) will be subordinated to payments of interest on and principal of the Class A Notes and any required deposits into the reserve account, (iii) repayment of interest accrued on amounts drawn under the revolving liquidity note will be subordinated to payments of interest on and principal of the Class A Notes, any required deposits into the reserve account and repayment of amounts drawn under the revolving liquidity note and (iv) payments in respect of the fractional undivided interest in the trust issued to TAFR LLC will be subordinated to payments of interest on and principal of the Class A Notes, any required deposits into the reserve account and repayment of amounts drawn under the revolving liquidity note (and interest accrued thereon).

G.  REVOLVING LIQUIDITY NOTE AND RESERVE ACCOUNT

    On the closing date, the trust will issue a revolving liquidity note to be held by Toyota Motor Credit Corporation. On or before each payment date, the indenture trustee will be entitled to make draw requests that are to be funded by Toyota Motor Credit Corporation in order to enable the trust to fund shortfalls in payments of principal or interest due on the Notes on the related payment date to the extent such shortfalls are not funded from amounts on deposit in the reserve account. Except as described below, no funds will be available from, and no amounts will be deposited into, the reserve account. The aggregate amounts that may be so drawn and outstanding under the revolving liquidity note is $8,000,009 (0.50% of the outstanding principal balance of the receivables as of the cutoff date). The Trust will be obligated to repay amounts so drawn and interest accrued thereon at [__]% per annum on subsequent payment dates from amounts available for such purposes in accordance with the payment priorities described above under "E. Payment Priorities--4. Reserve Account Deposit and/or Revolving Liquidity Note Repayment". The amounts available to be drawn under the revolving liquidity note will be reduced by amounts previously drawn, and increased (up to the initial balance thereof of $8,000,009) by amounts so repaid. On any payment date, the repayment of amounts drawn under the revolving liquidity note and payment of interest on such drawn amounts will be subordinated to the prior payment of interest and principal on the Class A Notes on such payment date and to any deposit into the reserve account of any amount required to be deposited therein on such payment date.

    If Toyota Motor Credit Corporation's short-term unsecured debt rating falls below P-1 by Moody's Investors Service, Inc. ("Moody's") or A-1+ by Standard and Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc. ("S&P"), (or in either case, such lower ratings as may be permitted by Moody's and S&P) or if Toyota Motor Credit Corporation fails to fund any amount drawn under the revolving liquidity note, then the indenture will require the indenture trustee to demand payment of the entire undrawn amount of the revolving liquidity note and to deposit such payment into the reserve account. If such event occurs, thereafter the reserve account must be maintained as detailed below.

    Following the occurrence of the downgrade event referred to in the preceding paragraph, or failure of Toyota Motor Credit Corporation to fund the amount drawn under the revolving liquidity note, as described above, the specified reserve account balance at the close of business on any payment date will be an amount equal to $8,000,009 (0.50% of the outstanding principal balance of the receivables as of the cutoff date). Whether or not any such event has occurred, if charge-offs or delinquencies exceed specified levels, the aggregate specified balance to be available under a combination of the revolving liquidity note (reduced by amounts drawn thereunder) and the reserve account will be the greater of (i) 0.50% of the outstanding principal balance of the receivables as of the cutoff date and (ii) 3.50% of the outstanding principal balance of the notes as of such payment date (after giving effect to payments of principal made on such date).

    On or before each payment date, if collections on the receivables and advances by the servicer are insufficient to pay the first three items listed under "E. Payment Priorities" above, the indenture trustee will withdraw funds (if available) from the reserve account, and then, to the extent necessary and to the extent there is an undrawn balance thereunder, draw on the revolving liquidity note to pay those amounts.

    If the principal balance of a class of notes is not paid in full on the related final scheduled payment date, the indenture trustee will withdraw amounts (if available) from the reserve account, and then, to the extent necessary and to the extent there is an undrawn balance thereunder, draw on the revolving liquidity note to pay that class in full.

    On each payment date, the trust will (x) to the extent specified above, deposit, to the extent available, the amount, if any, necessary to cause the balance of funds on deposit in the reserve account to equal the specified reserve account balance described above and (y) repay to Toyota Motor Credit Corporation, the principal amounts drawn under the revolving liquidity note (and when all principal has been paid, interest thereon) that have not been repaid, in each case, after all other distributions are made on the Notes.

H.  FINAL SCHEDULED PAYMENT DATES

    The trust is required to pay the outstanding principal amount of each class of notes in full on or before the related final scheduled payment date specified on the first page of this term sheet.

I.  OPTIONAL REDEMPTION; CLEAN-UP CALL

    The servicer may redeem the Class A Notes in whole, but not in part, at a price at least equal to the unpaid principal amount of those notes plus any accrued and unpaid interest thereon and any amounts due to Toyota Motor Credit Corporation under the revolving liquidity note, on any payment date when the outstanding principal balance of the receivables has declined to 10% or less of the principal balance of the receivables as of the cutoff date.

MINIMUM DENOMINATIONS

    The notes will be issued only in denominations of $1,000 or more.

REGISTRATION OF THE SECURITIES

    Interests in the notes will be held through The Depository Trust Company in the United States, or Clearstream or the Euroclear System in Europe or Asia. This is referred to as book-entry registration. You will not receive a definitive note except under limited circumstances.

    We expect the notes to be delivered through The Depository Trust Company, Clearstream and the Euroclear System on or about May 23, 2002.

TAX STATUS

    Subject to important considerations described in the prospectus supplement and prospectus, O'Melveny & Myers LLP, special tax counsel to the trust, will deliver its opinion that the Class A-2, Class A-3 and Class A-4 Notes will be characterized as debt and the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation for federal income and California income and franchise tax purposes.

    If you purchase the notes, you will agree to treat the notes as debt instruments.

ERISA CONSIDERATIONS

    Subject to the important considerations described in the prospectus supplement and prospectus, the notes generally are eligible for purchase by employee benefit plans.

    If you are a benefit plan fiduciary considering the purchase of notes, you should consult with your counsel in determining whether all required conditions have been satisfied.

RATINGS

    It is a condition to the issuance of the securities that the Class A-2, Class A-3 and Class A-4 Notes be rated "AAA" by S&P, and "Aaa" by Moody's.

    A security rating is not a recommendation to buy, sell or hold notes. The ratings of the notes address the likelihood of the payment of principal and interest on the notes in accordance with their terms. A rating agency may subsequently lower or withdraw its rating of any class of notes. If this happens, no person or entity will be obligated to provide any additional credit enhancement for the notes.

    The trust will obtain the ratings mentioned above from S&P and Moody's. However, another rating agency may rate the notes and, if so, may assign ratings lower than the ratings obtained by the trust.

RISK FACTORS

    Investment in the notes is subject to various risks, many of which will be described under the caption "Risk Factors" in the final prospectus supplement and prospectus relating to the notes, each of which should be read carefully in connection with any decision to invest in the notes.

                              THE RECEIVABLES POOL

        The receivables are required to meet certain selection criteria as of the cutoff date. Pursuant to such criteria, each receivable: (i) was, at the time of origination, secured by a new or used automobile or light duty truck;
(ii) was originated in the United States; (iii) provides for scheduled monthly payments that fully amortize the amount financed by such receivable over its original term (except for minimally different payments in the first or last month in the life of the receivable); (iv) had an original number of scheduled payments of not less than 12 and not more than 72 and, as of the cutoff date, had a remaining number of scheduled payments of not less than 4 and not more than 72; (v) provides for the payment of a finance charge at an annual percentage rate ranging from 0.00% to 11.50%; (vi) does not have a payment that is more than 30 days past due as of the cutoff date; (vii) is not a receivable as to which payments ahead of more than 6 scheduled payments have been received from or on behalf of the related obligor; (viii) is being serviced by TMCC; (ix) to the best knowledge of the seller, is not due from any obligor who is presently the subject of a bankruptcy proceeding or is bankrupt or insolvent;
(x) does not relate to a vehicle that has been repossessed without reinstatement as of the cutoff date; (xi) does not relate to a vehicle as to which insurance has been force-placed as of the cutoff date; (xii) as of the cutoff date had a remaining principal balance of not less than $250.00 and not more than $60,000.00; and (xiii) as to which the related obligor is not an employee of TMCC or any of its affiliates. TMCC does not originate retail installment sales contracts in Hawaii, and retail installment sales contracts originated by a subsidiary of TMCC operating in Puerto Rico will not be included in the trust. No selection procedures believed by the seller to be adverse to noteholders have been used in selecting the receivables.

        As of the cutoff date, the average principal balance of the receivables was approximately $15,627. Based on the addresses of the originating dealers, the receivables have been originated in 49 states. Except in the case of any breach of representations and warranties by the related dealer, the receivables generally do not provide for recourse against the originating dealer. By aggregate principal balance as of the cutoff date, approximately 1.83% of the receivables constitute precomputed receivables and approximately 98.17% of the receivables constitute simple interest receivables. By aggregate principal balance as of the cutoff date and by number of receivables as of the cutoff date, respectively, approximately 60.69% and 59.28% of the receivables relate to new vehicles financed by TMCC. The remaining 39.31% (by aggregate principal balance as of the cutoff date) and 40.72% (by number of receivables as of the cutoff date) represent used vehicles financed by TMCC. Approximately 95.12% of the aggregate principal balance of the receivables as of the cutoff date represent financing of vehicles manufactured or distributed by Toyota Motor Corporation or its affiliates.

        The composition, distribution by annual percentage rate and geographic distribution of the receivables as of the cutoff date are as set forth in the following

                         COMPOSITION OF THE RECEIVABLES

Total Cutoff Date Principal Balance......................................   $1,600,001,788
Number of Receivables....................................................          102,386
Average Cutoff Date Principal Balance....................................   $       15,627
   Range of Cutoff Date Principal Balances...............................   $  293-$59,802
Average Original Amount Financed.........................................   $       18,725
   Range of Original Amount Financed.....................................   $1,167-$80,789
Weighted Average APR(1)..................................................             7.24%
   Range of APRs.........................................................       0.00-11.50%
Weighted Average Original Number of Scheduled Payments(1)................            59.28
   Range of Original Number of Scheduled Payments........................            12-72
Weighted Average Remaining Number of Scheduled Payments(1)...............            51.97
   Range of Remaining Number of Scheduled Payments.......................             4-72

--------------

(1) Weighted by Principal Balance as of the Cutoff Date.

                     DISTRIBUTION OF THE RECEIVABLES BY APR

                                         PERCENTAGE                           PERCENTAGE OF
                           NUMBER          OF TOTAL         CUTOFF DATE        CUTOFF DATE
                             OF           NUMBER OF          PRINCIPAL          PRINCIPAL
RANGE OF APRs            RECEIVABLES     RECEIVABLES          BALANCE            BALANCE
------------------       -----------    ------------    ------------------    -------------
0.00% - 0.99%..........          77          0.08%      $       876,248.39          0.05%
1.00% - 1.99%..........       2,245          2.19            26,427,295.33          1.65
2.00% - 2.99%..........       4,433          4.33            55,461,071.66          3.47
3.00% - 3.99%..........       3,731          3.64            48,543,495.47          3.03
4.00% - 4.99%..........      16,466         16.08           267,289,371.05         16.71
5.00% - 5.99%..........      10,374         10.13           168,225,262.41         10.51
6.00% - 6.99%..........       9,424          9.20           130,170,824.59          8.14
7.00% - 7.99%..........      15,783         15.42           245,802,185.41         15.36
8.00% - 8.99%..........      17,222         16.82           282,818,021.87         17.68
9.00% - 9.99%..........      12,038         11.76           202,254,909.78         12.64
10.00% - 10.99%........       7,129          6.96           117,794,823.93          7.36
11.00% - 11.50%........       3,464          3.38            54,338,277.82          3.40
                            -------        -------       -----------------        -------
Total(1)                    102,386        100.00%       $1,600,001,787.71        100.00%
                            =======        =======       =================        =======

--------------

(1) Percentages may not add to 100% due to rounding.

                     DISTRIBUTION OF RECEIVABLES BY STATE(1)

                                                                       PERCENTAGE                           PERCENTAGE OF
                                                         NUMBER         OF TOTAL          CUTOFF DATE        CUTOFF DATE
                                                           OF           NUMBER OF          PRINCIPAL          PRINCIPAL
STATE                                                  RECEIVABLES     RECEIVABLES          BALANCE            BALANCE
-----                                                  -----------     -----------      -----------------   -------------
Alabama...........................................          143            0.14%        $    3,485,432.41        0.22%
Alaska............................................           74            0.07              1,113,371.85         0.07
Arizona...........................................        1,638            1.60             29,254,418.12         1.83
Arkansas..........................................        1,219            1.19             19,386,304.73         1.21
California........................................       24,055           23.49            382,159,300.58        23.88
Colorado..........................................        1,729            1.69             30,198,946.73         1.89
Connecticut.......................................        1,943            1.90             27,999,572.81         1.75
Delaware..........................................          299            0.29              4,775,215.70         0.30
Florida...........................................          709            0.69             16,928,783.54         1.06
Georgia...........................................          305            0.30              7,915,812.36         0.49
Idaho.............................................          412            0.40              5,442,299.08         0.34
Illinois..........................................        4,298            4.20             65,828,678.08         4.11
Indiana...........................................        1,226            1.20             18,569,600.54         1.16
Iowa..............................................          524            0.51              7,867,546.75         0.49
Kansas............................................        1,224            1.20             20,323,110.37         1.27
Kentucky..........................................        1,069            1.04             15,488,978.50         0.97
Louisiana.........................................        1,977            1.93             32,324,445.58         2.02
Maine.............................................          240            0.23              3,341,747.58         0.21
Maryland..........................................        5,143            5.02             74,056,572.85         4.63
Massachusetts.....................................        3,022            2.95             42,710,166.54         2.67
Michigan..........................................        1,345            1.31             21,525,110.13         1.35
Minnesota.........................................        1,107            1.08             17,539,014.07         1.10
Mississippi.......................................          641            0.63             10,860,264.90         0.68
Missouri..........................................        2,222            2.17             34,124,207.33         2.13
Montana...........................................          195            0.19              2,536,737.18         0.16
Nebraska..........................................          318            0.31              5,300,461.93         0.33
Nevada............................................          735            0.72             13,267,712.10         0.83
New Hampshire.....................................        1,127            1.10             15,473,765.38         0.97
New Jersey........................................        4,762            4.65             69,203,822.23         4.33
New Mexico........................................          607            0.59              9,656,865.52         0.60
New York..........................................        6,306            6.16             88,444,242.74         5.53
North Carolina....................................          312            0.30              7,638,136.18         0.48
North Dakota......................................           39            0.04                591,656.98         0.04
Ohio..............................................        2,648            2.59             38,517,233.20         2.41
Oklahoma..........................................          920            0.90             15,401,752.31         0.96
Oregon............................................        1,886            1.84             24,976,353.02         1.56
Pennsylvania......................................        4,773            4.66             70,125,243.61         4.38
Rhode Island......................................          391            0.38              5,266,303.07         0.33
South Carolina....................................          106            0.10              2,427,530.81         0.15
South Dakota......................................          124            0.12              1,830,560.32         0.11
Tennessee.........................................        1,916            1.87             33,109,211.85         2.07
Texas.............................................        8,738            8.53            153,411,536.70         9.59
Utah..............................................          598            0.58              9,291,395.05         0.58
Vermont...........................................          358            0.35              4,933,229.68         0.31
Virginia..........................................        4,611            4.50             73,996,927.76         4.62
Washington........................................        2,792            2.73             39,087,771.41         2.44
West Virginia.....................................          386            0.38              5,967,045.91         0.37
Wisconsin.........................................        1,098            1.07             15,064,474.16         0.94
Wyoming...........................................           76            0.07              1,262,917.50         0.08
                                                        -------          ------         -----------------       ------
Total(2)                                                102,386          100.00%        $1,600,001,787.71       100.00%
                                                        =======          ======         =================       ======
Number of States Represented .....................           49

--------------

(1) Based solely on the addresses of the originating dealers.

(2) Percentages may not add to 100% due to rounding.

                   DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

      Set forth below is certain information concerning TMCC's experience with respect to its portfolio of new and used automobile and light duty truck retail installment sales contracts which it has funded and is servicing, including contracts that have been securitized.

      The data presented in the following tables are for illustrative purposes only. There is no assurance that TMCC's delinquency, credit loss and repossession experience with respect to automobile and light duty truck retail installment sales contracts in the future, or the experience of the trust with respect to the receivables, will be similar to that set forth below. Contracts funded and serviced by TMCC in transactions completed prior to March 31, 2002 have experienced significantly increased delinquency rates during the preceding year. Repossession and credit loss experience with respect to such contracts has also increased during the same period. TMCC believes that the increased delinquency experience with respect to such contracts is a result of a number of factors including the consolidation into regional centers of certain of its servicing operations that were previously performed in branch offices, the recent national economic downturn and the introduction of the tiered pricing program described below. The consolidation is ongoing and the remaining regional center is scheduled to open in the summer of 2002. TMCC is taking measures to minimize the disruption of operations; however, the consolidation could continue to adversely affect delinquencies and credit losses. The percentages in the tables below have not been adjusted to eliminate the effect of the growth of TMCC's portfolio. Accordingly, the delinquency, repossession and net loss percentages would be expected to be higher than those shown for any group of receivables that are isolated for any period or periods of time and the delinquency, repossession and net loss data measured the activity only for that isolated group over the periods indicated, as will be the case for the receivables. If the credit losses on the receivables included in the trust are greater than the historical credit loss experience listed below, the yield to holders of the Class A Notes could be adversely affected.

      During fiscal 2000, TMCC completed the national launch of an expanded tiered pricing program for retail installment sales contracts. The objective of the program is to better match customer risk with contract rates charged to allow profitable purchases of a wider range of risk levels. Implementation of this expanded program increased both contract yields and credit losses in connection with the purchase of higher risk contracts. Most of the contracts included in the Series 2002-B pool will have been originated under the tiered pricing program and may be expected to perform differently than has TMCC's entire portfolio during the periods described in the following tables.

                      HISTORICAL DELINQUENCY EXPERIENCE(1)

                                      AT MARCH 31,                          AT SEPTEMBER 30,
                                  ----------------------     -----------------------------------------------
                                     2002         2001         2000         1999         1998         1997
                                  ---------     --------     --------     --------     --------     --------
Outstanding Contracts(2) .....    1,272,941      993,790      921,508      762,199      667,639      605,632
Delinquencies as a Percentage
   of Contracts Outstanding(3)
31-60 days ...................         1.83%        1.71%        1.68%        1.28%        1.34%        1.79%
61-90 days ...................         0.34%        0.16%        0.17%        0.09%        0.10%        0.16%
Over 90 days .................         0.28%        0.10%        0.08%        0.06%        0.08%        0.10%

--------------

(1)   In fiscal year 2000, TMCC changed its year-end from September 30 to March
      31. However, historical delinquency data from 1997 through 2000 is reported as of each September 30 fiscal year end. Historical delinquency data covering the six month period beginning October 1, 2000 and ending March 31, 2001 will cover only that six-month transitional period. After April 1, 2002, all subsequent disclosure of historical delinquency data will be as of the preceding March 31.

(2)   Number of contracts outstanding at end of period.

(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made on the related payment date.

                     NET LOSS AND REPOSSESSION EXPERIENCE(1)
                             (DOLLARS IN THOUSANDS)

                                                FOR THE         SIX
                                                FISCAL        MONTHS
                                              YEAR ENDED       ENDED                FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                                               MARCH 31,     MARCH 31,       -----------------------------------------------------
                                                 2002           2001            2000          1999          1998          1997
                                              -----------    -----------     -----------   -----------   -----------   -----------
Principal Amount Outstanding(2) ...........   $17,773,351    $12,891,924     $11,984,915   $ 9,699,078   $ 8,075,636   $ 6,795,213

Average Principal Amount Outstanding(3) ...   $15,332,638    $12,438,420     $10,841,997   $ 8,887,357   $ 7,435,425   $ 6,362,657

Number of Contracts Outstanding ...........     1,272,941        993,790         921,508       762,199       667,639       605,632

Average Number of Contracts Outstanding(3)      1,133,366        957,649         841,854       714,919       636,636       590,036

Number of Repossessions(4) ................        18,887          7,693          11,449         9,930        10,906        10,994

Number of Repossessions as a Percent of the
  Number of Contracts Outstanding .........          1.48%          1.55%           1.24%         1.30%         1.63%         1.82%

Number of Repossessions as a Percent of the
  Average Number of Contracts Outstanding .          1.67%          1.61%           1.36%         1.39%         1.71%         1.86%

Gross Charge-Offs(5) ......................   $   110,466    $    38,748     $    54,621   $    49,942   $    56,956   $    51,191

Recoveries(6) .............................   $    11,722    $     4,690     $     8,487   $     8,060   $     7,898   $     6,864

Net Losses ................................   $    98,744    $    34,058     $    46,134   $    41,882   $    49,058   $    44,327

Net Losses as a Percentage of Principal
  Amount Outstanding ......................          0.56%          0.53%(7)        0.38%         0.43%         0.61%         0.65%

Net Losses as a Percentage of Average
  Principal Amount Outstanding ............          0.64%          0.55%(7)        0.43%         0.47%         0.66%         0.70%

--------------

(1)   In fiscal year 2000, TMCC changed its year-end from September 30 to March
      31. However, historical delinquency data from 1997 through 2000 is reported as of each September 30 fiscal year end. Historical delinquency data covering the six month period beginning October 1, 2000 and ending March 31, 2001 will cover only that six-month transitional period. After April 1, 2002, all subsequent disclosure of historical delinquency data will be as of the preceding March 31.

(2) Principal Amount Outstanding includes payoff amount for simple interest contracts and net principal amount for precomputed contracts and unamortized dealer reserve for all contracts.

(3) Average of the principal amount or number of contracts outstanding as of the beginning and end of the indicated periods.

(4)   Includes bankrupt repossessions but excludes bankruptcies.

(5) Amount charged off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.

(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.

(7) Annualized on the basis of the fiscal year ends determined as described in note (1) above.

                       WEIGHTED AVERAGE LIVES OF THE NOTES

      Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables in such a pool are the same size and amortize at the same rate and that each such receivable will, in each month of its life, either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables.

      As the rate of payment of principal of each class of notes will depend on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of any class of notes could occur significantly earlier than the respective final scheduled payment date for such class. Reinvestment risk associated with early payment of the notes of any class will be borne exclusively by the holders of such notes.

      The table captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of the characteristics of the receivables described above. The ABS Table assumes that
(i) the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (ii) each scheduled monthly payment on each receivable is scheduled to be made and is made on the last day of each month commencing April 30, 2002 and each month has 30 days, (iii) the notes are issued on May 23, 2002 and payments are made on the notes on each payment date (and each such date is assumed to be the fifteenth day of each applicable month), (iv) the balance in the reserve account on each payment date is the required amount described in the summary under "Revolving Liquidity Note and Reserve Account", if applicable, (v) except as otherwise indicated, the servicer exercises its option to purchase the receivables on the earliest payment date on which such option may be exercised and (vi) there is no event resulting in the acceleration of the Class A Notes. The hypothetical pools each have an assumed cutoff date of April 1, 2002. The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

      The ABS Table also assumes that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, APR, original term to maturity and remaining term to maturity as of the assumed cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                                                                REMAINING         ORIGINAL
                    NUMBER          AGGREGATE                     TERM TO         TERM TO
                      OF            PRINCIPAL           APR      MATURITY         MATURITY
POOL             RECEIVABLES        BALANCE($)          (%)     (IN MONTHS)      (IN MONTHS)
----             -----------    -----------------      -----    -----------      -----------
1...........         3,822      $   13,004,842.80      5.010          8              38
2...........         4,499          25,875,788.49      5.754         15              46
3...........         3,924          30,765,638.52      6.437         21              45
4...........         5,503          57,807,902.64      5.773         27              45
5...........         5,762          68,931,503.23      6.613         33              46
6...........         5,881          80,653,867.66      7.142         39              52
7...........         9,706         144,745,402.57      7.062         45              54
8...........        15,289         257,284,346.15      7.383         51              60
9...........        30,064         532,521,447.88      7.025         57              61
10..........        10,429         215,459,376.55      7.561         62              66
11..........         6,543         150,359,125.89      8.725         68              71
12..........           964          22,592,545.33      8.988         72              72
                   -------      -----------------
                   102,386      $1,600,001,787.71
                   =======      =================

      The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

      Percent of Initial Note Principal Amount at Various ABS Percentages

                               CLASS A-2 NOTES                       CLASS A-3 NOTES                      CLASS A-4 NOTES
                       ---------------------------------    ---------------------------------    ---------------------------------
   PAYMENT DATE        0.50%    1.00%    1.50%    1.80%     0.50%    1.00%    1.50%    1.80%     0.50%    1.00%    1.50%    1.80%
   ------------        ------   ------   ------   ------    ------   ------   ------   ------    ------   ------   ------   ------
   5/23/02             100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00
   6/15/02             100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00
   7/15/02             100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00
   8/15/02             100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00
   9/15/02             100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00
   10/15/02            100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00
   11/15/02            100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00
   12/15/02            100.00   100.00   100.00    92.98    100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00
   1/15/03             100.00   100.00    91.71    80.09    100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00
   2/15/03             100.00    99.45    80.06    67.50    100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00
   3/15/03             100.00    89.41    68.64    55.22    100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00
   4/15/03              99.85    79.50    57.46    43.25    100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00
   5/15/03              91.18    69.72    46.52    31.59    100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00
   6/15/03              82.55    60.07    35.82    20.25    100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00
   7/15/03              73.95    50.56    25.36     9.23    100.00   100.00   100.00   100.00    100.00   100.00   100.00   100.00
   8/15/03              65.80    41.52    15.39     0.00    100.00   100.00   100.00    98.88    100.00   100.00   100.00   100.00
   9/15/03              57.69    32.61     5.65     0.00    100.00   100.00   100.00    90.20    100.00   100.00   100.00   100.00
   10/15/03             49.61    23.82     0.00     0.00    100.00   100.00    96.72    81.76    100.00   100.00   100.00   100.00
   11/15/03             41.58    15.16     0.00     0.00    100.00   100.00    88.85    73.56    100.00   100.00   100.00   100.00
   12/15/03             33.58     6.63     0.00     0.00    100.00   100.00    81.18    65.62    100.00   100.00   100.00   100.00
   1/15/04              25.61     0.00     0.00     0.00    100.00    98.50    73.70    57.93    100.00   100.00   100.00   100.00
   2/15/04              18.03     0.00     0.00     0.00    100.00    91.73    66.57    50.60    100.00   100.00   100.00   100.00
   3/15/04              10.48     0.00     0.00     0.00    100.00    85.06    59.64    43.51    100.00   100.00   100.00   100.00
   4/15/04               2.97     0.00     0.00     0.00    100.00    78.50    52.89    36.65    100.00   100.00   100.00   100.00
   5/15/04               0.00     0.00     0.00     0.00     96.18    72.05    46.33    30.04    100.00   100.00   100.00   100.00
   6/15/04               0.00     0.00     0.00     0.00     89.89    65.70    39.96    23.67    100.00   100.00   100.00   100.00
   7/15/04               0.00     0.00     0.00     0.00     83.62    59.47    33.78    17.54    100.00   100.00   100.00   100.00
   8/15/04               0.00     0.00     0.00     0.00     77.80    53.66    28.00    11.79    100.00   100.00   100.00   100.00
   9/15/04               0.00     0.00     0.00     0.00     72.01    47.94    22.39     6.27    100.00   100.00   100.00   100.00
   10/15/04              0.00     0.00     0.00     0.00     66.24    42.34    16.97     0.97    100.00   100.00   100.00   100.00
   11/15/04              0.00     0.00     0.00     0.00     60.51    36.83    11.72     0.00    100.00   100.00   100.00    92.90
   12/15/04              0.00     0.00     0.00     0.00     54.81    31.43     6.66     0.00    100.00   100.00   100.00    84.54
   1/15/05               0.00     0.00     0.00     0.00     49.14    26.13     1.79     0.00    100.00   100.00   100.00    76.57
   2/15/05               0.00     0.00     0.00     0.00     43.89    21.23     0.00     0.00    100.00   100.00    95.27    69.19
   3/15/05               0.00     0.00     0.00     0.00     38.68    16.43     0.00     0.00    100.00   100.00    87.75    62.18
   4/15/05               0.00     0.00     0.00     0.00     33.49    11.73     0.00     0.00    100.00   100.00    80.52     0.00
   5/15/05               0.00     0.00     0.00     0.00     28.34     7.13     0.00     0.00    100.00   100.00    73.60     0.00
   6/15/05               0.00     0.00     0.00     0.00     23.22     2.63     0.00     0.00    100.00   100.00    66.98     0.00
   7/15/05               0.00     0.00     0.00     0.00     18.12     0.00     0.00     0.00    100.00    96.93    60.66     0.00
   8/15/05               0.00     0.00     0.00     0.00     13.44     0.00     0.00     0.00    100.00    89.94     0.00     0.00
   9/15/05               0.00     0.00     0.00     0.00      8.79     0.00     0.00     0.00    100.00    83.12     0.00     0.00
   10/15/05              0.00     0.00     0.00     0.00      4.17     0.00     0.00     0.00    100.00    76.46     0.00     0.00
   11/15/05              0.00     0.00     0.00     0.00      0.00     0.00     0.00     0.00     99.28    69.96     0.00     0.00
   12/15/05              0.00     0.00     0.00     0.00      0.00     0.00     0.00     0.00     91.38    63.64     0.00     0.00
   01/15/06              0.00     0.00     0.00     0.00      0.00     0.00     0.00     0.00     83.54     0.00     0.00     0.00
   02/15/06              0.00     0.00     0.00     0.00      0.00     0.00     0.00     0.00     76.76     0.00     0.00     0.00
   03/15/06              0.00     0.00     0.00     0.00      0.00     0.00     0.00     0.00     70.02     0.00     0.00     0.00
   04/15/06              0.00     0.00     0.00     0.00      0.00     0.00     0.00     0.00     63.34     0.00     0.00     0.00
   05/15/06              0.00     0.00     0.00     0.00      0.00     0.00     0.00     0.00      0.00     0.00     0.00     0.00
Weighted Average
  Life (Years)(1)        1.44     1.20     1.00     0.89      2.70     2.35     2.00     1.80      3.88     3.54     3.12     2.80
Weighted Average
  Life (Years)(1)(2)     1.44     1.20     1.00     0.89      2.70     2.35     2.00     1.80      4.19     3.90     3.45     3.09

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(1)   The weighted average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related payment date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2) This calculation assumes that the servicer does not exercise its option to purchase the receivables.

      The foregoing table has been prepared on the basis of the assumptions described above under "Weighted Average Lives of the Notes" (including the assumptions regarding the characteristics and performance of the receivables, which will differ from the actual characteristics and performance of the receivables), and should be read in conjunction therewith.


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